CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Invesco Exchange-Traded Self-Indexed Fund Trust of our reports dated October 25, 2021, relating to the financial statements and financial highlights, which appears in each of the Fund’s (as listed in Appendix A) Annual Report on Form N-CSR for the year ended August 31, 2021. We also consent to the references to us under the headings “Fund Service Providers”, “Financial Highlights”, “Statement of Additional Information” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 16, 2021

Appendix A

Funds

Invesco Investment Grade Defensive ETF

Invesco Investment Grade Value ETF

Invesco Defensive Equity ETF

Invesco RAFITM Strategic Developed ex-US ETF

Invesco RAFITM Strategic Emerging Markets ETF

Invesco RAFITM Strategic US ETF

Invesco RAFITM Strategic US Small Company ETF

Invesco BulletShares 2022 Corporate Bond ETF

Invesco BulletShares 2022 High Yield Corporate Bond ETF

Invesco BulletShares 2022 Municipal Bond ETF

Invesco BulletShares 2022 USD Emerging Markets Debt ETF

Invesco BulletShares 2023 Corporate Bond ETF

Invesco BulletShares 2023 High Yield Corporate Bond ETF

Invesco BulletShares 2023 Municipal Bond ETF

Invesco BulletShares 2023 USD Emerging Markets Debt ETF

Invesco BulletShares 2024 Corporate Bond ETF

Invesco BulletShares 2024 High Yield Corporate Bond ETF

Invesco BulletShares 2024 Municipal Bond ETF

Invesco BulletShares 2024 USD Emerging Markets Debt ETF

Invesco BulletShares 2025 Corporate Bond ETF

Invesco BulletShares 2025 High Yield Corporate Bond ETF

Invesco BulletShares 2025 Municipal Bond ETF

Invesco BulletShares 2026 Corporate Bond ETF

Invesco BulletShares 2026 High Yield Corporate Bond ETF

Invesco BulletShares 2026 Municipal Bond ETF

Invesco BulletShares 2027 Corporate Bond ETF

Invesco BulletShares 2027 High Yield Corporate Bond ETF

Invesco BulletShares 2027 Municipal Bond ETF

Invesco BulletShares 2028 Corporate Bond ETF

Invesco BulletShares 2028 High Yield Corporate Bond ETF(a)

Invesco BulletShares 2028 Municipal Bond ETF

Invesco BulletShares 2029 Corporate Bond ETF

Invesco BulletShares 2029 Municipal Bond ETF

Invesco BulletShares 2030 Corporate Bond ETF(a)

Invesco BulletShares 2030 Municipal Bond ETF(a)

Invesco International Developed Dynamic Multifactor ETF(b)

Invesco Russell 1000® Dynamic Multifactor ETF

Invesco Russell 2000® Dynamic Multifactor ETF

(a)	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021
(b)	For the period February 22, 2021 (commencement of investment operations) through August 31, 2021

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